MEMC Electronic Materials

3Q'11 Earnings Conference Call
November 2, 2011

Agenda

- Safe Harbor
- Q3 Financial Results
- Industry Overview
- Q3 Segment Highlights
  - Semiconductor Materials
  - Solar Materials
  - SunEdison
- Cash Flow / Balance Sheet Highlights
- Guidance / Outlook
- Appendix

MEMC SunEdison

Safe Harbor

With the exception of historical information, the matters disclosed in this presentation are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including its 2010 Form 10-K and Form 10-Qs for Q1 and Q2 2011, in addition to the risks and uncertainties described on page 23 of this presentation. These forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

This presentation also includes non-GAAP financial measures. You can find a reconciliation of each of these non-GAAP measures to the most directly comparable GAAP financial measure in our earnings press release filed on a Form 8-K today with the SEC and posted in the Investor Relations portion of our web site at www.memc.com.

Q3 2011 Summary Results

($ Millions, except per share)	Semiconductor Materials	Solar Materials	Solar Energy (SunEdison)	Corporate	MEMC GAAP	Non-GAAP Adjustments (SunEdison)	MEMC Non-GAAP
Net Sales	268.4	199.4	48.4	-	516.2	342.8	859.0
Gross Profit					58.6	66.0	124.6
Gross Margin%					11.4%		14.5%
Operating Expenses w/o Goodwill Impairment					106.0	-	106.0
Goodwill Impairment					56.4	-	56.4
Operating Income / (Loss)	18.5	(65.3)	(29.6)	(27.4)	(103.8)	66.0	(37.8)
Operating Margin %	6.9%	-32.7%	-61.2%		-20.1%		-4.4%
Decline / (Increase) FMV of Warrants					4.3	-	4.3
Other Expense / (Income)					28.5	(2.7)	25.8
Profit / (Loss) Before Tax					(136.6)	68.7	(67.9)
Income Taxes/(benefit)					(43.2)	24.6	(18.6)
Noncontrolling Interest / (Equity Earnings)					1.0	-	1.0
Net Income (Loss)					(94.4)	44.1	(50.3)
Diluted Earnings (Loss) per Share					$ (0.41)	$ 0.19	$ (0.22)

- **GAAP and non-GAAP results included $56.4 million goodwill impairment charge**
- **Non-GAAP EPS was $0.03 excluding goodwill impairment**

Note: unaudited

Q3 2011 Variance (Non-GAAP)

($ Millions, except per share)	Q3 2011 Non-GAAP	Q2 2011 Non-GAAP	vs. Prior Quarter $ Variance	vs. Prior Quarter % Variance	Q3 2010 Non-GAAP	vs. Prior Year $ Variance	vs. Prior Year % Variance
Net Sales	**859.0**	**779.6**	79.4	10%	**550.8**	308.2	56%
Gross Profit	124.6	196.6	(72.0)	-37%	91.7	32.9	36%
Gross Margin %	*14.5%*	*25.2%*			*16.6%*		
Operating Expenses w/o Goodwill Impairment	106.0	129.4	(23.4)	-18%	75.0	31.0	41%
Goodwill Impairment	56.4		56.4			56.4	
Operating Income (Loss)	**(37.8)**	**67.2**	(105.0)	-156%	**16.7**	(54.5)	-326%
Operating Margin %	*-4.4%*	*8.6%*			*3.0%*		
Net Income (Loss)	**(50.3)**	**66.2**	(116.5)	-176%	**22.0**	(72.3)	-329%
Diluted Earnings (Loss) per Share	**(0.22)**	**0.29**	(0.51)	-176%	**0.10**	(0.32)	-320%

Revenue

- 10% sequential growth and 56% YOY growth driven by growth at SunEdison
- Q2 revenue was positively impacted by $149.4 million Suntech contract resolution

EPS

- Sequential and YOY operational decline primarily driven by lower solar wafer pricing
- Q2 EPS included $0.23 net favorable impact due primarily to Suntech contract resolution
- Q3 EPS included $0.25 unfavorable impact due to goodwill impairment

Note: unaudited

MEMC SunEdison

Current Markets Status



$/Wp
6" wafer Spot Pricing
$1.00
$0.75
$0.50
$0.25
$0.00
Multi
Mono
Source: pvinsights
Jan-11
Apr-11
Jul-11
Oct-11



Installed Cost vs LCoE
LCoE
($/kWh)
$0.30
$0.20
$0.10
$0.00
California
~$0.50 drop in wafer prices
~$0.11/kWh ave in US
Installed Cost
$4.00
$3.00
$2.00
$1.00

Solar PV Industry

- Over-supply expected through 2012
- Substantial price declines
- Competitive advantages in technology, scale and downstream business model

Faster to Grid Parity

- Recent price declines accelerate march to grid parity
- And lessen dependence on subsidies

MEMC SunEdison

Q3 2011: Segment Overview



Semiconductor Materials

- US wafering production shut down in process and expected to be largely complete by Q4 2011
- 300mm capacity expansion to enable volume growth with strategic customers in local market
- Planning additional restructuring actions



Solar Materials

- Positive free cash flow
- Delivering MEMC modules to SunEdison to support installation growth
- China wafer JV ramped at competitive cost
- Kuching ramp behind schedule



SunEdison

- Closed Fotowatio acquisition
- Secured $300 million in non-recourse project financing to support project construction
- Over 300MW under construction

Q3 2011: Semiconductor Materials

Revenue ($ Millions)


300
200
100
0
261.1
262.6
251.5
275.3
268.4
Q3
Q4
Q1
Q2
Q3
2010
2011

Sequential down $7M, or 3%

- 4% volume decrease due to end market weakness
- Partially offset by slightly higher pricing

YOY up $7M, or 3%

- ASP up 4%
- Partially offset by slightly lower volume

Operating Profit ($ Millions)


30
20
10
0
26.2
25.6
8.4
3.4
18.5
Q3
Q4
Q1
Q2
Q3
2010
2011

Sequential up $15M

- Q2 results negatively impacted by Japan earthquake and restructuring charges

YOY down $8M, or 29%

- Unfavorable currency effects, residual expenses related to earthquake, and Ipoh ramp costs

Note: unaudited

Q3 2011: Solar Materials

Revenue ($ Millions)



400
300
200
100
0
220.5
279.9
326.3
323.1
199.4
Q3
Q4
Q1
Q2
Q3
2010
2011

Sequential down $124M, or 38%

- 34% higher wafer volumes, partially offset by 20% decline in wafer pricing
- Q2 results positively impacted by $149 million Suntech contract resolution

YOY down $21M, or 10%

- 20% higher wafer volume
- 33% decline in wafer pricing

Operating Profit ($ Millions)



100
50
0
-50
-100
17.6
38.1
39.4
89.2
(65.3)
Q3
Q4
Q1
Q2
Q3
2010
2011

Sequential down $155M

- Q3 results included $56 million goodwill write-off; Q2 results included $82 million positive unusual charges
- 20% lower wafer pricing, partially offset by lower cost

YOY down $83M

- Lower wafer pricing partially offset by lower cost
- Q3 results included favorable impact of revised estimate for contract termination charges offset primarily by charges related to Kuching ramp

Note: unaudited

MEMC SunEdison

Q3 2011: SunEdison (Non-GAAP)

Non-GAAP Revenue ($ Millions)



GAAP Revenue
Non-GAAP Adj.
500
400
300
200
100
0
69.2
47.7
407.0
99.4
307.6
254.8
96.7
158.1
181.2
34.0
147.2
391.2
342.8
48.4
Q3
Q4
Q1
Q2
Q3
2010
2011

Sequential up $210M, or 116%

YOY up $322M, or 465%

- Higher project completions
- Partially offset by lower average prices due to project mix and system pricing

Non-GAAP Operating Profit ($ Millions)



Non-GAAP
GAAP
80
40
0
-40
(0.4)
(7.2)
61.6
(5.9)
29.0
(6.6)
7.1
(8.4)
36.4
(29.6)
Q3
Q4
Q1
Q2
Q3
2010
2011

Sequential up $29M; YOY up $37M

- Higher project completions
- Lower average prices partially offset by lower module and BOS costs
- Higher operating expenses related to pipeline development

Note: unaudited

Q3 2011: SunEdison Pipeline & Installations


Construction & Interconnections
(MWdc)
400
300
200
100
0
Interconnect
Construction
32
11
11
5
155
11
140
78
105
20
160
30
330
85
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2010
2011

Pipeline by Region


Emerging Markets 15%
Europe 11%
North America 74%

Pipeline by Size


MW <1 10%
MW≥100 29%
1 ≤ MW <10 20%
10 ≤ MW <100 41%

Pipeline grew to 3.0GW$_{dc}$

Geographic composition:

- Majority of pipeline in North America and emerging markets where incentives remain stable and attractive
- Less exposure to EU where FiT rates are declining, and policy drives greater uncertainty

Growth in larger scale projects through the acquisition of Fotowatio

71% of projects less than 100MW

Note: unaudited

Q3 2011: SunEdison Pipeline

Pipeline Reconciliation (GW_{dc})


Pipeline Q2
Net organic
Fotowatio
Installations
Pipeline Q3
2.5
0.4
1.0
0.1
3.0

- Organic growth in utility and commercial segments
- Offset by pipeline deletions primarily due to:
  - Cancellation of select utility scale project in the US
  - Adverse FIT policy and financing environment in Europe

Pipeline Backed by PPA/FIT


925MW
North America 76%
Europe
Emerging

- Predominantly North American projects
- Financing not dependent on DOE loans
- Typically completed in 6-18 months

Note: unaudited

MEMC SunEdison

Q3 2011: Cash Flow



(US$ Millions)
21
Direct sale project sale
153
53
67
188
82
244
• SLB project sale
• Construction financing
• Non-recourse debt
422
284
150
• Restricted cash
• FRV
• Other
134
Net Loss + depreciation + goodwill charge
Deferred revenue for solar systems
Net working capital
Other
Operating cash flow
Capex
SunEd construction of solar energy systems
Solar energy systems financing
Free cash flow
Other
Net Cash Flow

- **Revenue deferrals from Q3 project sales drove positive operating cash flow**
- **Project financing capital supports 2H SunEdison construction ramp**

Note: unaudited

Q3 2011: Balance Sheet Highlights



($ Millions)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
786
Cash
1,201
Solar energy systems (PP&E)
Non-recourse debt
1,250
LT debt
673
Equity
ST Liabilities
LT Liabilities
Assets
Liabilities/ Equity

- **Continued focus on cash management**
- **Liquidity of $1,069 million: $786 million cash and $283 million unused credit facility**
- **Non recourse construction revolver line of $300 million**
- **Financing sale leaseback project sale proceeds reported as non-recourse debt**
- **Non-recourse debt excluded from leverage calculations in covenants**

Note: unaudited

2011 Non-GAAP Guidance


Revenue
(Non-GAAP*)
$2.4B
$3.6B
to
$3.3B
$3.6B
to
$3.3B
2010A
2011E
Prior
2011E
Revised


EPS
(Non-GAAP*)
$0.39
$1.00
to
$0.80
$0.36
to
$0.16
2010A
2011E
Prior
2011E
Revised

- **Non-GAAP revenue guidance of $3.3B – $3.6B**
- **Non-GAAP EPS guidance at $0.16 to $0.36**
  - Including YTD goodwill impairment charge of $0.25
  - Excluding possible restructuring or asset impairment charges in Q4

Headwinds & Tailwinds:

– Price and volume weakness on semiconductor wafers due to end market demand

– Continued pricing decline and inventory correction in the solar materials market

– Europe project completion/financing risks on solar energy systems

\+ Lower SunEdison input costs

\+ Cost savings from semi restructuring and productivity initiatives

Outlook and Priorities

Segment	Key Metrics		Priorities
Semi Materials	ASP	≈	Product mix to offset price weakness
	Volume	↓	Customer service and share gains to offset weakness
	Cost	↑	Ipoh ramp to partially offset lower capacity utilization
Solar Materials	Revenue	↓	Grow profitable volume to offset price weakness
	Cost	↓	Kuching ramp; poly debottlenecking and lower tolling cost
SunEdison	Installation	↑	Improve linearity and execute on pipeline
	System margin	≈	Pipeline development to lock in PPAs; cost roadmap ahead of ASP declines
Corporate & All	Cash	≈	Shorten cash to cash cycle; project financing
	Capex	↓	Mostly maintenance capex; low investment capex
	Opex	↓	Operating and cost saving initiatives

MEMC SunEdison

SunEdison Accounting

SunEdison Non-GAAP Accounting

Real Estate Accounting for Direct Sales

CONDITION	GAAP Application	Non-GAAP Application
On executed sales contract: When the system is considered integral to the site on which it was built: 1. Deferral of maximum contractual exposure for power production and system uptime guarantees offered to direct sale customers. 2. No sales treatment for certain indemnifications	**P&L:** <u>Completed Sales:</u> 1. Revenue and profit deferred between 2 to 20 years; 100% cost recognition 2. No revenue or cost recognition until indemnifications expire <u>Projects under Construction:</u> No recognition **Balance Sheet:** Deferred revenue or other liabilities **Cash Flow:** Receipt of sale price, typically in operating cash	→ Revenue and profit recognized 100% → Percentage of completion on revenue and cost

Financing Sale Leasebacks (FSLB)

CONDITION	GAAP Application	Non-GAAP Application
When there is a difference between the cash we receive from financing partners in SLB and total cost to construct the solar energy systems: Deferral of the system development margin and recognition.	**P&L:** Revenue is never recognized and profit deferred until the end of the lease (10-25 years); PPA revenue and profit stream Gain on extinguishment of debt **Balance Sheet:** Cash proceeds recorded as debt **Cash Flow:** Receipt of system development margin, typically in financing cash	→ Revenue and profit from project sale recognized 100% PPA revenue and profit stream

MEMC SunEdison

SunEdison Accounting

For illustrative purpose only

Not intended to represent company project

Key Assumptions:

$M unless otherwise noted	Project MW	ASP	Construction Cost	Debt Financing	Utility Rate ($/kwh)	Incentives ($/kwh)	Cash Grant	Revenue Deferral	Deferral Period	Financing Term	Incentive Length	Dep'n Period
Direct sale	1	4.50	3.50	N.R.	N.R.	N.R.	N.R.	15%	2 years	N.R.	N.R.	N.R.
Sale leaseback	1	4.50	3.50	4.50	0.12	0.20	N.R.	N.R.	N.R.	20 years	10 years	30 years
Debt finance	1	N.R.	3.50	2.10	0.12	0.20	1.05	N.R.	N.R.	20 years	10 years	30 years

Direct Sale ($M)

Year 1 Economics	GAAP	Non-GAAP
Revenue	$4.50	$4.50
Revenue deferral[1]	(0.68)	-
CoGS	(3.50)	(3.50)
Gross profit	0.32	1.00
Gross margin	7%	22%
Pre-tax cash flow	1.00	1.00
Year 3 Economics		
Revenue	0.68	-
Gross margin	100%	-
Pre-tax cash flow	-	-
Pre-tax profit	0.68	-
Total Economics *(Y1-Y3)*		
Project pre-tax profit[3]	1.00	1.00
NPV pre-tax CF (@10%)	1.00	1.00

Financing Sale Leaseback ($M)

Year 1 Economics	GAAP	Non-GAAP
Revenue	-	$4.50
CoGS	-	(3.50)
Gross profit	-	1.00
Gross margin	-	22%
Pre-tax cash flow	1.00	1.00
Recurring Economics *(avg/yr)*		
Energy/incentive revenue	0.30	0.30
O&M & Insurance[2]	(0.03)	(0.03)
Lease expense	(0.23)	(0.23)
Pre-tax cash flow	0.04	0.04
Depreciation	(0.12)	-
Y1-Y20, Pre-tax profit	(0.08)	0.04
End of Year 20 Economics		
Loss on fixed asset disposal	(1.10)	-
Gain from debt extinguishment	4.50	-
Total Economics *(Y1-Y20)*		
Project pre-tax profit[3]	1.80	1.80
NPV pre-tax CF (@10%)	1.64	1.64

Debt Finance ($M)

Year 1 Economics	GAAP
Revenue	-
CoGS	-
Gross profit	-
Gross margin	-
Pre-tax cash flow	(0.35)
Recurring Economics *(avg/yr)*	
Energy/incentive revenue	0.30
O&M & Insurance[2]	(0.03)
Interest expense	(0.09)
Debt principal repayment	(0.11)
Pre-tax cash flow	0.07
Depreciation	(0.08)
Y1-Y20, Pre-tax profit	0.10
Total Economics *(Y1-Y20)*	
Project pre-tax profit[3]	2.00
NPV pre-tax CF (@10%)	0.64

1. Applies to projects accounted under real estate accounting rules only. Revenue deferral is associated with performance ratio guarantee and maximum O&M liability exposure; the latter, typically less than 5% of revenue, is not illustrated in the example. Deferred revenue is recognized upon expiration of the related contingency period.
2. Assumes no local tax or other cash expenses.
3. SG&A is not allocated to the project level, and, therefore, is excluded from the project pre-tax profit calculation.

Direct Sale

For illustrative purpose only
Not intended to represent company project

Direct Sale ($M)			Notes/Calculations GAAP & Non-GAAP	GAAP Financial Impact		
				P&L	Cash Flow	Balance Sheet
Year 1 Economics	GAAP	Non-GAAP				
Revenue	$4.50	$4.50	Direct sale proceeds	Revenue	Operating	Cash/Equity
Revenue deferral	(0.68)	-	Revenue x % deferral (varies, typically 15%-20%)	(Revenue)	-	Deferred revenue/Equity
CoGS	(3.50)	(3.50)	Construction cost *(Construction in progress)*	CoGS	(Operating) *(Inventory: solar systems held for sale)*	Cash/Equity *(Inventory: solar systems held for sale)*
Gross profit	0.32	1.00				
Gross margin	*7%*	*22%*				
Pre-tax cash flow	1.00	1.00				
Year 3 Economics						
Revenue	0.68	-	Revenue recognized upon expiration of contingency period	Revenue	-	Deferred revenue/Equity
Gross margin	*100%*	-				
Pre-tax cash flow	-	-	All cash flows occur in Year 1			
Pre-tax profit	0.68	-				
Total Economics *(Y1-Y3)*						
Project pre-tax profit	1.00	1.00				
NPV pre-tax CF (@10%)	1.00	1.00	All cash flows occur in Year 1			

MEMC SunEdison

Financing Sale Leaseback

For illustrative purpose only
Not intended to represent company project

Financing Sale Leaseback ($M)			Notes/Calculations GAAP & Non-GAAP	GAAP Financial Impact		
				P&L	Cash Flow	Balance Sheet
Year 1 Economics	GAAP	Non-GAAP				
Revenue	-	$4.50	Project sale proceeds	-	Financing: solar energy financing	Cash/Non-recourse debt
CoGS	-	(3.50)	Construction cost	-	(Investing): construction of solar systems	Cash/PP&E: solar energy systems
Gross profit	-	1.00				
Gross margin	-	*22%*				
Pre-tax cash flow	1.00	1.00				
Recurring Economics *(avg/yr)*						
Energy/incentive revenue	0.30	0.30		Revenue	Investing	Restricted cash /Equity
O&M & Insurance	(0.03)	(0.03)		CoGS	(Operating)	Cash/Equity
Lease expense[1]	(0.23)	(0.23)		Interest expense	(Investing)	Restricted cash /Equity
Pre-tax cash flow	0.04	0.04	Energy/incentive revenue – O&M/insurance – lease expense			
Depreciation	(0.12)	-	Construction cost/30 years	CoGS	-	PP&E/Equity
Y1-Y20, Pre-tax profit	(0.08)	0.04	Recurring pre-tax cash flow – depreciation			
End of Year 20 Economics						
Loss on fixed asset disposal	(1.10)	-	Construction cost – (depreciation x 20 years)	Other expense	-	PP&E/Equity
Gain from debt extinguishment	4.50	-	Equal to project sale proceeds	Other income	-	Non-recourse debt/Equity
Total Economics *(Y1-Y20)*						
Project pre-tax profit	1.80	1.80	GAAP: (Y1-Y20 Pre-tax profit x 20) + Y20 Economics Non-GAAP: Y1 Gross profit + (Y1-Y20 Pre-tax profit x 20)			
NPV pre-tax CF (@10%)	1.64	1.64	Pre-tax cash flow (all years) discounted at 10%			

1. Residual project cash flows in excess of lease service requirements are reclassified from restricted cash to cash, which represent a positive investing cash flow.

MEMC SunEdison

Debt Finance

For illustrative purpose only
Not intended to represent company project

Debt Finance ($M)		Notes/Calculations GAAP	GAAP Financial Impact		
			P&L	Cash Flow	Balance Sheet
Year 1 Economics	GAAP				
Revenue	-				
CoGS	-				
Gross profit	-				
Gross margin	-				
Pre-tax cash flow	(0.35)	Debt financing + cash grant – construction cost	-	Financing Investing (Investing)	Cash/Non-recourse debt Cash/Reduction in PP&E Cash/PP&E
Recurring Economics *(avg/yr)*					
Energy/incentive revenue	0.30		Revenue	Operating	Cash/Equity
O&M & Insurance	(0.03)		CoGS	(Operating)	Cash/Equity
Interest expense	(0.09)		Interest expense	(Operating)	Cash/Equity
Debt principal repayment	(0.11)		-	(Financing)	Cash/Non-recourse debt
Pre-tax cash flow	0.07	Energy/incentive revenue – O&M/insurance – interest expense – debt principal repayment			
Depreciation	(0.08)	(Construction cost – cash grant)/30 years	CoGS	-	PP&E/Equity
Y1-Y20, Pre-tax profit	0.10	Recurring pre-tax cash flow + debt principal repayment – depreciation			
Total Economics *(Y1-Y20)*					
Project pre-tax profit	2.00	Recurring pre-tax profit x 20 years			
NPV pre-tax CF (@10%)	0.64	Pre-tax cash flow (all years) discounted at 10%			

MEMC SunEdison

Forward-Looking Statements

Certain matters discussed in this presentation are forward-looking statements, including that including that full year 2011 non-GAAP sales are expected to be in the range of $3.3 - $3.6 billion, with non-GAAP earnings per share of $0.16 to $0.36; that we expect an over-supply in the solar PV industry through 2012, with substantial price declines; that we expect price and volume weakness on semiconductor wafers due to end market demand; that we expect continued pricing declines and inventory correction in the Solar Materials market; that we expect lower SunEdison input costs and cost savings from Semiconductor Materials restructuring and productivity initiatives; that we expect our U.S. wafering production shut down to be largely complete by Q4 2011; and that we expect our Solar Materials segment to have positive free cash flow. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include concentrated project development risks related to large scale solar projects; changes to accounting interpretations or accounting rules; changes in the pricing environment for silicon wafers and polysilicon, as well as solar power systems; market demand for our products and services; the availability and size of government and economic incentives to adopt solar power, including tax policy and credits and renewable portfolio standards; the availability of attractive project finance and other capital for SunEdison projects; the need to impair long-lived assets or goodwill or other intangible assets due to changes in the carrying value or realizability of such assets; the effect of any antidumping or countervailing duties imposed on photovoltaic cells and/or modules in connection with any trade complaints in the United States or elsewhere; existing or new regulations and policies governing the electric utility industry; our ability to convert SunEdison pipeline into completed projects in accordance with our current expectations; dependence on single and limited source suppliers; utilization of our manufacturing volume and capacity, including the successful ramping of production at our Ipoh and Kuching facilities; the terms of any potential future amendments to or terminations of our long-term agreements with our solar wafer customers; general economic conditions, including interest rates, the ability of our customers to pay their debts as they become due; our ability to realize the benefits of any announced or future facility closings and/or restructurings; our ability to maintain future growth; failure of third-party subcontractors to construct and install our solar energy systems; customer acceptance of our new products; the impact of competitive products and technologies; inventory levels of our customers; supply chain difficulties or problems; interruption of production; outcome of pending and future litigation matters; good working order of our manufacturing facilities; our ability to reduce manufacturing and operating costs; assumptions underlying management's financial estimates; delays in capacity expansion and the restructuring of our manufacturing operations across different plants; actions by competitors, customers and suppliers; changes in the retail industry; changes in federal or state laws governing utilities; damage to our brand; the integration of the Solaicx and Fotowatio acquisitions, acquisitions of pipeline in our Solar Energy segment, or any future acquisitions; changes in product specifications and manufacturing processes; changes in financial market conditions; changes in foreign economic and political conditions; changes in the composition of worldwide taxable income and applicable tax laws and regulations, including our ability to utilize any net operating losses; changes in technology; the impact of competitive products and technologies; changes in interest and currency exchange rates and other risks described in the company's filings with the Securities and Exchange Commission. These forward-looking statements represent the company's judgment as of the date of this presentation. The company disclaims, however, any intent or obligation to update these forward-looking statements.